EXHIBIT 99.1

For Immediate Release

Waste Management and Advanced Disposal Announce Revised Terms of Acquisition and Agreement to Sell Substantially All Anticipated Regulatory Divestitures to GFL Environmental

•     Waste Management’s Pending Acquisition of Advanced Disposal Will Combine Dedicated and Experienced Teams with Shared Commitments to Safety, Outstanding Customer Service and Operating Excellence

•     Amended Definitive Agreement to Acquire Advanced Disposal for $30.30 per share in cash, Representing a $4.6 Billion Enterprise Value

•     Both Waste Management and Advanced Disposal Remain Confident in the Long-Term Strength of their Businesses

•     Waste Management Continues to be Confident in the Long-Term Value from the Acquisition and Expects Annual Cost and Capital Expenditure Synergies to Exceed the $100 Million Previously Announced

•     Definitive Agreement to sell to GFL Environmental Substantially All Anticipated Divestitures

•     Amendment and Divestiture Agreement Provide Increased Closing Certainty

•     Waste Management, Advanced Disposal, and GFL Environmental Continue to Work Cooperatively with the U.S. Department of Justice to Expeditiously Gain Regulatory Clearance

HOUSTON and PONTE VEDRA, Fla. – June 24, 2020 – Waste Management, Inc. (NYSE: WM) and Advanced Disposal Services, Inc. (NYSE: ADSW) announced today that they have amended the terms of the definitive agreement under which a subsidiary of Waste Management will acquire all outstanding shares of Advanced Disposal for $30.30 per share in cash, representing a total enterprise value of $4.6 billion when including approximately $1.8 billion of Advanced Disposal’s net debt.

Waste Management and Advanced Disposal also announced today that they have entered into an agreement for GFL Environmental to acquire a combination of Advanced Disposal and Waste Management assets for $835 million, representing approximately $345 million in total revenue based on 2019 results. Approximately $300 million of the total revenue is related to assets and businesses being sold to GFL Environmental to address substantially all of the divestitures expected to be required by the U.S. Department of Justice. As with the Advanced Disposal acquisition, the sale of assets to GFL Environmental remains subject to clearance from the U.S. Department of Justice and is also conditioned on the closing of Waste Management’s acquisition of Advanced Disposal.

FOR MORE INFORMATION

Waste Management

Web site

https://www.wm.com

Analysts

Ed Egl

713.265.1656

eegl@wm.com

Media

Andy Izquierdo

832.710.5287

aizquierdo@wm.com

Advanced Disposal

Website

https://www.advanceddisposal.com

Analysts & Media

Matthew Nelson or Mark Nighbor

904.737.7900

matthew.nelson@advanceddisposal.com or mark.nighbor@advanced disposal.com

“We continue to be excited by the compelling strategic rationale and financial benefits of the Advanced Disposal acquisition,” said Jim Fish, President and Chief Executive Officer of Waste Management. “Over the last several months, as we have worked to gain regulatory approval from the U.S. Department of Justice, we have become increasingly convinced that the people and customer additions this acquisition brings to Waste Management will be of tremendous value and we are confident that Waste Management’s operational excellence will allow us to achieve expected synergies. In addition, we are pleased to have reached an agreement with GFL Environmental for substantially all of the divestitures anticipated to be required by the U.S. Department of Justice at a valuation that appropriately reflects the high-quality nature of the Advanced Disposal and Waste Management assets to be sold. Today’s announcement positions us to move forward with collective focus on satisfying the U.S. Department of Justice review process and successfully completing both transactions.”

“We believe the revised agreement with Waste Management, coupled with our joint agreement to sell substantially all of the divestitures to GFL Environmental, delivers significant value and certainty of closing to Advanced Disposal stockholders,” said Richard Burke, Chief Executive Officer of Advanced Disposal. “We continue to work hand in hand with the Waste Management team, GFL Environmental, and the U.S. Department of Justice to gain regulatory clearance and complete the transaction.”

Reiterates Compelling Strategic and Financial Benefits

Waste Management expects the Advanced Disposal acquisition to advance its growth strategy and align with its financial goals, including strong returns on invested capital and growth in earnings per share, margins, and cash flow. Specifically, Waste Management continues to expect the acquisition of Advanced Disposal to:

•     Expand Waste Management’s Talent, Footprint and Customer Base. This acquisition brings together high-quality, complementary teams, asset networks and customers under Waste Management’s proven leadership. Waste Management has a strong commitment to people and customers and a track record of operational excellence that will continue to provide world class service to an expanded customer base.

•     Create Significant Synergies and Grow Waste Management’s Earnings and Cash Flows. Having completed significant additional diligence, Waste Management expects annual cost and capital expenditure synergies to exceed the $100 million previously announced. Waste Management continues to expect near-term benefits to be driven by core operating performance and SG&A cost savings, with long-term margin expansion and improved free cash flow conversion from network optimization, operating and capital efficiencies and an improved cost of capital.

•     Support Waste Management’s Capital Allocation Priorities. The Advanced Disposal acquisition will enhance Waste Management’s cash flow growth and support its commitment to deliver strong shareholder returns.

•     Continue a Commitment to Outstanding Customer Service and Sustainable Waste Solutions. The acquisition will join two teams of dedicated employees who are passionate about helping to manage the environmental needs of customers and communities with outstanding service and a commitment to safety. Waste Management expects to continue making investments in employees, technology, and capital equipment to further grow the business, and ensure superior, reliable customer service.

Timing and Approvals

The Advanced Disposal acquisition, which was unanimously approved by the boards of directors of both companies, is expected to close by the end of the third quarter of 2020, subject to the satisfaction of customary closing conditions, including regulatory approvals and approval of the amended definitive agreement by a majority of the holders of Advanced Disposal’s outstanding common shares. Canada Pension Plan Investment Board, which owns approximately 18% of Advanced Disposal’s outstanding shares, has entered into an amended and restated voting agreement whereby it has agreed under the terms of the agreement to vote its shares in favor of the amended transaction. Waste Management, Advanced Disposal, and GFL Environmental continue to work cooperatively with the U.S. Department of Justice to obtain necessary regulatory clearance. Waste Management and Advanced Disposal are pleased with the progress that has been made to date and believe they are on track to receive final regulatory approval in a timeframe that is complementary to the expected completion of the Advanced Disposal shareholder vote by the end of the third quarter of 2020. The amendment to the definitive agreement also modifies certain closing conditions and termination provisions, including an extension of the deadline to complete the transaction and a $250 million termination fee payable by Waste Management to Advanced Disposal if the closing does not occur in certain circumstances when such clearance has not been obtained.

Financing

Waste Management is well positioned to fund the transaction, with its strong balance sheet, significant free cash flow generation, investment grade credit rating and favorable access to capital markets. As a result of the updated transaction timing, Waste Management expects that its outstanding senior notes issued in May 2019 with a special mandatory redemption feature will be redeemed pursuant to their terms. This press release does not constitute a notice of redemption under the indenture governing such senior notes.

Waste Management currently anticipates funding the transaction using a combination of credit facilities and commercial paper but is evaluating other longer-term financing options. Following completion of the acquisition, Waste Management expects to maintain a strong balance sheet and solid investment grade credit profile with a pro forma leverage ratio well within Waste Management’s revolving credit facility financial covenant. Waste Management currently has more $3 billion of available capacity under that credit facility.

Asset Divestitures

In connection with the ongoing review of the transaction by the U.S. Department of Justice, Waste Management and Advanced Disposal entered into an agreement for GFL Environmental to acquire certain assets. This divestiture transaction is also expected to close by the end of the third quarter of 2020 and remains subject to customary closing conditions including regulatory approval and the closing of Waste Management’s acquisition of Advanced Disposal. The agreement with GFL Environmental addresses substantially all of the divestitures anticipated to be required by the U.S. Department of Justice, but the U.S. Department of Justice has not yet approved the transaction and continues its review in coordination with Waste Management, Advanced Disposal, and GFL Environmental.

Advisors

Centerview Partners LLC is serving as exclusive financial advisor to Waste Management, and Simpson Thacher & Bartlett LLP and Vedder Price P.C. are serving as Waste Management’s legal counsel. UBS Investment Bank is serving as exclusive financial advisor to Advanced Disposal, and Shearman & Sterling LLP and Mayer Brown LLP are serving as Advanced Disposal’s legal counsel.

About Waste Management

Waste Management, based in Houston, Texas, is the leading provider of comprehensive waste management environmental services in North America. Through its subsidiaries, Waste Management provides collection, transfer, disposal services, and recycling and resource recovery. It is also a leading developer, operator and owner of landfill gas-to-energy facilities in the United States. Waste Management’s customers include residential, commercial, industrial, and municipal customers throughout North America. To learn more information about Waste Management, visit www.wm.com or www.thinkgreen.com.

About Advanced Disposal

Advanced Disposal, based in Ponte Vedra, Florida, is the fourth largest solid waste company in the U.S. and provides integrated, non-hazardous solid waste collection, recycling and disposal services to residential, commercial, industrial, and construction customers across 16 states and the Bahamas. To learn more information about Advanced Disposal, visit www.AdvancedDisposal.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws about Waste Management, Advanced Disposal and the proposed acquisition and divestitures, including but not limited to all statements about the timing and approvals of the proposed acquisition and divestitures; ability of the respective parties to consummate and finance the acquisition and divestitures; method of financing the acquisition; the amount or identity of required divestitures; integration of the acquisition; future operations or benefits; future capital allocation; future business and financial performance of Waste Management and Advanced Disposal; future leverage ratio; future redemption of senior notes; and all outcomes of the proposed acquisition, including synergies, cost savings, and impact on earnings, cash flow growth, return on capital, shareholder returns, strength of the balance sheet and credit ratings, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “guidance,” “target,” “continue,” “sustain, “ “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Potential investors, stockholders, and other readers should view these statements with caution and should not place undue reliance on such statements. They are based on the facts and circumstances known to Waste Management and Advanced Disposal (as the case may be) as of the date the statements are made. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, general economic and capital markets conditions; public health risk and other impacts of COVID-19 or similar pandemic conditions, including increased costs, social and commercial disruption, service reductions and other adverse effects on business, financial condition, results of operations and cash flows; the effects that the announcement of the merger amendment or pendency of the merger may have on Waste Management, Advanced Disposal and their respective business; inability to obtain required regulatory or government approvals or to obtain such approvals on satisfactory conditions; inability to obtain stockholder approval or satisfy other closing conditions; inability to obtain financing; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the effects that any termination of the definitive agreement may have on Advanced Disposal or its business; legal proceedings that may be instituted related to the proposed acquisition; unexpected costs, charges or expenses; failure to successfully integrate the acquisition, realize anticipated synergies or obtain the results anticipated; and other risks and uncertainties described in Waste Management’s and Advanced Disposal’s filings with the SEC, including Part I, Item 1A of each company’s most recently filed Annual Report on Form 10-K and subsequent reports on Form 10-Q, which are incorporated herein by reference, and in other documents that Waste Management or Advanced Disposal file or furnish with the SEC. Except to the extent required by law, neither Waste Management nor Advanced Disposal assume any obligation to update any forward-looking statement, including financial estimates and forecasts, after it has been made, whether as a result of new information, future events, circumstances or developments or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Waste Management and Advanced Disposal. In connection with the proposed merger, Advanced Disposal plans to file a proxy statement with the SEC in connection with, among other things, the adoption of the amended definitive agreement. STOCKHOLDERS OF ADVANCED DISPOSAL ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ADVANCED DISPOSAL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by Advanced Disposal at the SEC’s website at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Advanced Disposal’s Investor Relations at investorrelations@advanceddisposal.com or (904) 737-7900 or Waste Management's Investor Relations at eegl@wm.com or (713) 265-1656.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Advanced Disposal and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Advanced Disposal stockholders in connection with the proposed merger. Information regarding Advanced Disposal’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on February 24, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated in the above section entitled “Additional Information and Where to Find It.”

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